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                                  Exhibit 10.n

                                AMENDMENT TO THE
                           CHANGE OF CONTROL AGREEMENT


Whereas, effective JUNE 1, 1997, an Agreement was made by and between UNB Corp. (Company) and ROGER L. MANN (Executive).

Now, therefore, effective as of DECEMBER 10, 1997, the Company hereby amends this Agreement as set forth below.

The provisions of this Amendment shall take precedence over any conflicting provisions of the Agreement or prior Amendments.

I. Section (2) (A) (4.) shall be deleted in its entirety and replaced as follows:

       "The date which is three (3) years after a Change in Control."

II.    Section (4) (C) shall be deleted in its entirety and replaced as follows:

       "If Executive is discharged by Company other than for good cause and there is a Change of Control within three years of the discharge, then the Company shall make the payments to Executive set forth in subsection D of this Section 4."

III.   Section (4) (D) shall be deleted in its entirety and replaced as follows:

       "In the event of the termination of the Executive's employment as described in Subsections A, B, or C above, Executive shall be entitled to receive either: (i) a lump sum cash payment equal to three (3) years of Compensation (as defined in Subsection E below), or upon Executive's election, (ii) three (3) years of Compensation payable in equal monthly payments, in cash, without interest. For such election to be effective, it must be made in writing and delivered to the Company in accordance with Section 10, prior to the Change in Control. The lump sum cash payment or the first monthly cash payment, as the case may be, shall be paid at the end of the first month commencing after the Executive's termination in employment in the case of a benefit entitlement under Subsection A, B, or C above, and in the event of the election by Executive to receive monthly payments, shall continue each consecutive month thereafter until 36 payments have been made. If Executive's employment is terminated as described in Subsection A or Subsection B above, then in addition to the above cash payment(s), Company shall continue at no cost to Executive for the term of the Benefit Period as defined below, Executive's coverage in Company's health, disability, dental, life insurance, and club memberships at the same levels that had been provided immediately prior to his termination of employment. The Benefit Period shall commence on the date of termination of the Executive's employment and shall end on the earlier of:


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                            Exhibit 10.n (continued)

         1.   The last day of the 36th consecutive whole month thereafter, or

         2.   The termination date of this Agreement as defined in Section 2(A).

       In the event Executive dies after benefits have commenced but before the end of the benefit period, then the remaining payments shall be paid to the person or persons as stated in the last designation of beneficiary concerning this Agreement signed by Executive and filed with the Company, and if not, then to the personal representative of Executive.



In witness thereof, the parties hereto affix their signatures on this 15th day of January, 1998, in adoption of this aforementioned amendment.

Witnesses:                                           UNB Corp.


Kathy Tripp                        /s/ Donald W. Schneider
--------------------------         -------------------------------
                                            (Signature)

Sandi K. Bennett                   Donald W. Schneider, Chairman of the Board
--------------------------         ------------------------------------------
                                          (Name and Title)


Witnesses:                         Executive:


Kathy Tripp                        /s/ Roger L. Mann
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                                            (Signature)

Sandi K. Bennett                   Roger L. Mann, Chief Executive Officer
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                                          (Name and Title)



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